UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                               September 14, 2007

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

                 0-29798                             23-1408659
                 -------                             ----------
         (Commission File Number)       (I.R.S. employer identification number)


               2530 Riva Road, Suite 201
                 Annapolis, Maryland                         21401
                 -------------------                         -----
       (Address of principal executive office)             (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective September 14, 2007, Mr. Martin Roenigk resigned his position as Chief Executive Officer, President and Chairman of the Board of Directors of CompuDyne Corporation, and all other offices held in relation to the subsidiaries of CompuDyne Corporation.

     This resignation is a result of the purchase of approximately 92% of the outstanding shares of CompuDyne Corporation by Patriot Acquisition Corp., a wholly owned subsidiary of Gores Patriot Holdings, Inc.




SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: September 20, 2007



                                   COMPUDYNE CORPORATION



                                   By: /s/ Geoffrey F. Feidelberg
                                       --------------------------
                                        Geoffrey F. Feidelberg
                                   Its: Chief Financial Officer



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